SHAREBUILDER
                                                                  BEDFORD SHARES
                                               OF THE RBB MONEY MARKET PORTFOLIO

                       Managed by BlackRock Institutional Management Corporation

                                                                    shareBUILDER

                                                                      PROSPECTUS

                                                               December 18, 2001

                                                   as revised September 20, 2002

                                                            www.sharebuilder.com

                THE BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


     This prospectus gives vital information about the Bedford Shares of the Money Market Portfolio, advised by BlackRock Institutional Management
Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

     Please note that this fund:

     | | is not a bank deposit;

     | | is not federally insured;

     | | is not an obligation of, or guaranteed or endorsed by PNC Bank, National Association, PFPC Trust Company or any other bank;

     | | is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance
         Corporation, the Federal Reserve Board or any other governmental agency;

     | | is not guaranteed to achieve its goal(s);

     | | may not be able to maintain a stable $1 share price and you may lose money.

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THE  SECURITIES  DESCRIBED  IN THIS  PROSPECTUS  HAVE BEEN  REGISTERED  WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
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PROSPECTUS                                                     December 18, 2001

                                                   as revised September 20, 2002

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
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

------------------------------------                  INTRODUCTION TO THE RISK/RETURN SUMMARY ...................   5

A LOOK AT THE GOALS,                                  PORTFOLIO DESCRIPTION .....................................   6
STRATEGIES, RISKS, EXPENSES
AND FINANCIAL HISTORY OF                              PORTFOLIO MANAGEMENT
THE PORTFOLIO.
                                                           Investment Adviser ...................................  11

DETAILS ABOUT THE SERVICE                                  Service Provider Chart ...............................  12
PROVIDERS.
                                                      SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR                              Pricing Shares .......................................  13
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN THE                                  Purchase of Shares ...................................  13
THE PORTFOLIO.
                                                           Redemption of Shares .................................  14

                                                           Dividends and Distributions ..........................  16

                                                           Taxes ................................................  16

DETAILS ON THE DISTRIBUTION PLAN.                          DISTRIBUTION ARRANGEMENTS ............................  17

------------------------------------                       FOR MORE INFORMATION .......................... Back Cover

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


INTRODUCTION TO THE RISK/RETURN SUMMARY
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     This  Prospectus has been written to provide you with the  information  you need to make an informed decision about whether to invest in the Bedford Class Money Market Portfolio of The RBB Fund, Inc. (the "Company").

     The class of common stock of the Company offered by this Prospectus represents interests in the Bedford Class of the Money Market Portfolio (the "Bedford Class"). This Prospectus and the Statement of Additional Information incorporated herein relate solely to the Bedford Class of the Money Market Portfolio of the Company.

     This Prospectus has been organized so that the Money Market Portfolio has a short section with important facts about the Portfolio. Once you read the short section about the Portfolio, read the sections about Purchase and Redemption of Shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

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                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the fund, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
--------------------------------------------------------------------------------


INVESTMENT GOAL

     The fund seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES.

     To achieve this goal, we invest in a diversified portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

     Specifically, we may invest in:

     1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

     2) High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's or F-2 or higher by Fitch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

     3) Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

     4) Asset-backed  securities (including interests in pools of assets such as
        mortgages,    installment   purchase   obligations   and   credit   card
        receivables).

     5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

     6) Dollar-denominated   securities   issued  or   guaranteed   by   foreign
        governments or their political subdivisions, agencies or authorities.

     7) Securities issued or guaranteed by state or local governmental bodies.

     8) Repurchase agreements relating to the above instruments.

        The fund seeks to maintain a net asset value of $1.00 per share.

     QUALITY

     Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined to be of comparable quality.

     MATURITY

     The dollar-weighted average maturity of all the investments of the fund will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

     KEY RISKS

     The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

     The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

     The fund's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

     The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

     Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

     The obligations issued or guaranteed by state or local government bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the fund.

     Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. The U.S. Government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the fund.

     The fund's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the fund earlier or later than expected. These events may affect their value and the return on your investment.

     The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

     We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

     ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. WHEN YOU INVEST IN THIS FUND YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

RISK / RETURN INFORMATION

     The chart and table below give you a picture of the variability of the fund's long-term performance for Bedford Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the fund's performance would be reduced.

AS OF 12/31
ANNUAL TOTAL RETURNS


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991                                             3.75%
1992                                             3.09%
1993                                             2.41%
1994                                             3.49%
1995                                             5.18%
1996                                             4.65%
1997                                             4.88%
1998                                             4.75%
1999                                             4.38%
2000                                             5.64%

Year-to-date total return for the nine months ended September 30, 2001:    4.04%
Best Quarter:           6.57%       (quarter ended 3/31/91)
Worst Quarter:          2.34%       (quarter ended 6/30/93)

AS OF 12/31/00
AVERAGE ANNUAL TOTAL RETURNS

                                 1 YEAR            5 YEARS         10 YEARS
                                 ------            -------         --------
MONEY MARKET                      5.64%             4.88%           4.41%

     CURRENT YIELD: The seven-day yield for the period ended 12/31/00 for the fund was 5.74%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the fund.

EXPENSES AND FEES

     As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

     The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the fund. The table is based on expenses for the most recent fiscal year.

     ANNUAL FUND OPERATING EXPENSES*
     (Expenses that are deducted from fund assets)

     Management Fees 1 ...................................      0.38%

     Distribution and Service (12b-1) Fees ...............      0.65%

     Other Expenses 2 ....................................      0.16%
                                                                -----

     Total Annual Fund Operating Expenses 3 ..............      1.19%
                                                                =====

     * The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

     1. BIMC has voluntarily undertaken that a portion of its management fee will not be imposed on the fund during the current fiscal year ending August 31, 2002. As a result of the fee waiver, current management fees of the fund are 0.27% of average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the fund's consent.

     2. "Other Expenses" for the current fiscal year are expected to be less than the amounts shown above because certain of the fund's service providers are waiving a portion of their fees and/or reimbursing the fund for certain other expenses. As a result of these fee waivers and/or reimbursements, "Other Expenses" of the fund are estimated to be 0.08%. These waivers and reimbursements are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the fund's consent.

     3. As a result of the fee waivers and/or reimbursements set forth in notes 1 and 3, the total annual fund operating expenses, which are estimated to be incurred during the current fiscal year, are 1.00%. Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time at the option of BIMC or the fund's service providers.

     EXAMPLE:

     This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR             3 YEARS       5 YEARS     10 YEARS
                           ------             -------       -------     --------
BEDFORD SHARES              $121                $378          $654       $1,443



--------------------------------------------------------------------------------

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table below sets forth certain financial information for the periods indicated, including per share information results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the fund's financial statements audited by PricewaterhouseCoopers LLP, the Company's independent accountants. This information should be read in conjunction with the fund's financial statements which, together with the report of independent accountants, are included in the fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS (a)
     (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                             MONEY MARKET PORTFOLIO

                                                                 FOR THE                 FOR THE                 FOR THE
                                                                YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                             AUGUST 31, 2001         AUGUST 31, 2000         AUGUST 31, 1999
                                                             ---------------         ---------------         ---------------
Net asset value at beginning of year ............                $   1.00                $   1.00                $   1.00
                                                                 --------                --------                --------
Income from investment operations:
   Net investment income ........................                  0.0460                  0.0512                  0.0425
                                                                 --------                --------                --------
     Total from investment operations ...........                  0.0460                  0.0512                  0.0425
                                                                 --------                --------                --------
Less distributions
   Dividends (from net investment income) .......                 (0.0460)                (0.0512)                (0.0425)
                                                                 --------                --------                --------
     Total distributions ........................                 (0.0460)                (0.0512)                (0.0425)
                                                                 --------                --------                --------
Net asset value at end of year ..................                $   1.00                $   1.00                $   1.00
                                                                 ========                ========                ========
Total Return ....................................                   4.70%                   5.24%                   4.34%
Ratios/Supplemental Data
   Net assets at end of year (000) ..............                $676,964                $423,977                $360,123
                                                                 ========                ========                ========
   Ratios of expenses to average net assets
     After advisory/administration/transfer agent
       fee waivers ..............................                  1.00%(b)                 .97%(b)                 .97%(b)
   Ratios of net investment income to average net
     assets
     After advisory/administration/transfer agent
       fee waivers ..............................                   4.46%                   5.15%                   4.25%

                                                                  FOR THE                  FOR THE
                                                                 YEAR ENDED               YEAR ENDED
                                                              AUGUST 31, 1998          AUGUST 31, 1997
                                                              ---------------          ---------------
Net asset value at beginning of year ............                 $   1.00                $     1.00
                                                                  --------                ----------
Income from investment operations:
   Net investment income ........................                   0.0473                    0.0462
                                                                  --------                ----------
     Total from investment operations ...........                   0.0473                    0.0462
                                                                  --------                ----------
Less distributions
   Dividends (from net investment income) .......                  (0.0473)                  (0.0462)
                                                                  --------                ----------
     Total distributions ........................                  (0.0473)                  (0.0462)
                                                                  --------                ----------
Net asset value at end of year ..................                 $   1.00                $     1.00
                                                                  ========                ==========
Total Return ....................................                    4.84%                     4.72%
Ratios/Supplemental Data
   Net assets at end of year (000) ..............                 $762,739                $1,392,911
                                                                  ========                ==========
   Ratios of expenses to average net assets
     After advisory/administration/transfer agent
       fee waivers ..............................                   .97%(b)                   .97%(b)
   Ratios of net investment income to average net
     assets
     After advisory/administration/transfer agent
       fee waivers ..............................                    4.73%                     4.62%

(a) Financial Highlights relate solely to the Bedford Class of shares within the portfolio.

(b) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Money Market Portfolio would have been 1.19%, 1.05%, 1.08%, 1.10% and 1.12% for the years ended August 31,
    2001, 2000, 1999, 1998 and 1997, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     BIMC, a majority-owned indirect subsidiary of PNC Bank, N.A. serves as investment adviser and is responsible for all purchases and sales of the fund's portfolio securities. BIMC and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $72.9 billion. BIMC (formerly known as PNC Institutional Management Corporation or PIMC) was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

     For the fiscal year ended August 31, 2001, BIMC received an advisory fee of 0.27% of the fund's average net assets.

     The following chart shows the fund's other service providers and includes their addresses and principal activities.

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                                  SHAREHOLDERS
--------------------------------------------------------------------------------


Distribution and Shareholder Services

--------------------------------------------------------------------------------
                              PRINCIPAL DISTRIBUTOR

                             PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                         Distributes shares of the fund.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 TRANSFER AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

     Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of buy and sell requests.
--------------------------------------------------------------------------------



Asset
Management

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER

                             BLACKROCK INSTITUTIONAL
                             MANAGEMENT CORPORATION
                              100 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                         Manages the fund's business and
                             investment activities.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                                    SUITE 200
                             PHILADELPHIA, PA 19153

                      Holds the fund's assets, settles all
                   portfolio trades and collects most of the
                     valuation data required for calculating
                      the fund's net asset value ("NAV").
--------------------------------------------------------------------------------



Fund
Operations

--------------------------------------------------------------------------------
                             ADMINISTRATOR AND FUND
                                ACCOUNTING AGENT

                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                Provides facilities, equipment and personnel to
                    carry out administrative services related
                   to the fund and calculates the fund's NAV,
                          dividends and distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               BOARD OF DIRECTORS

                        Supervises the fund's activities.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

     The price of your shares is also referred to as the net asset value (NAV).

     The NAV is determined twice daily at 12:00 noon and at 4:00 p.m., Eastern Time, each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

     During certain emergency closings of the NYSE, however, the fund may open for business if it can maintain its operations. In this event, the fund will determine its NAV as described above. To determine if the fund is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page.

     On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the fund reserves the right to close at or prior to the BMA recommended closing time. If the fund does so, it will process purchase and redemption orders received after the fund's closing time on the next business day.

     The fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

PURCHASE OF SHARES

     GENERAL. You may purchase Shares directly. You may also purchase Shares through an account maintained by your brokerage firm (the "Account"). The minimum initial investment is $1,000, and the minimum subsequent investment is $250. The Company in its sole discretion may accept or reject any order for purchases of Shares.

     Purchases will be effected at the net asset value next determined after PFPC, the Company's transfer agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. A "Business Day" is any day that both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern Time, and orders as to which payment has been converted into Federal Funds by 4:00p.m. Eastern Time, will be executed as of 4:00 p.m. on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of 4:00 p.m. Eastern Time on the following Business Day.

     If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern Time, and your broker guarantees that payment for the Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern Time on the date the purchase order is received by PFPC.

     PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this Prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker andif you desire to transfer such shares to the street name account of another broker, you should contact yourcurrent broker.

     For distribution services with respect to Bedford Shares held by clients of broker/dealers, the Company's Distributor will pay up to .65% of the annual average value of such accounts.

     DIRECT PURCHASES. You may make an initial investment in Bedford Shares by mail by fully completing and signing an application (the "Application") and mailing it, together with a check payable to "The RBB Fund -- Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent purchases may be made by forwarding payment to the Company's transfer agent at the foregoing address.

     You may also purchase Shares by having your bank or broker wire Federal Funds to the Company's Custodian, PFPC Trust Company. Your bank or broker may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

         A. Telephone the Company's transfer agent, PFPC, toll-free (800) 533-7719, and provide your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and by which bank or broker. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

         B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank.

             PNC Bank, N.A., Philadelphia, PA
             ABA-0310-0005-3.
             FROM: (your name)
             ACCOUNT NUMBER: (your account number)
             FOR PURCHASE OF: The RBB Fund--Money Market Portfolio
                              (Bedford Class)
             AMOUNT: (amount to be invested)

         C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process redemptions until it receives a fully completed and signed Application.

     For subsequent investments, you should follow steps A and B above.

     RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax adviser.

REDEMPTION OF SHARES

     GENERAL. Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

     REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem them in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If such notice is received by PFPC by 4:00 p.m. Eastern Time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern Time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern Time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

     Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

     REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund -- Money Market Portfolio (Bedford Class), c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19899. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

     REDEMPTION BY TELEPHONE. If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an account application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you should contact the transfer agent, PFPC, at (800) 533-7719.

     Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling PFPC at (800) 533-7719 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, PFPC may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by PFPC to be genuine. PFPC's records of such instructions are binding and shareholders, not the Company or PFPC, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or PFPC to be genuine. PFPC will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by PFPC in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

     Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders, although no fee is currently contemplated.

     DURING TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS, YOU MAY EXPERIENCE DIFFICULTY IN CONTACTING YOUR BROKER OR THE DISTRIBUTOR BY TELEPHONE TO REQUEST A REDEMPTION OF SHARES. IN SUCH CASES, YOU SHOULD CONSIDER USING THE OTHER REDEMPTION PROCEDURES DESCRIBED ABOVE. USE OF THESE OTHER REDEMPTION PROCEDURES MAY RESULT IN THE REDEMPTION REQUEST BEING PROCESSED AT A LATER TIME THAN IT WOULD HAVE BEEN IF TELEPHONE REDEMPTION HAD BEEN USED.

     REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $250; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

     When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. This procedure enables you to continue to receive dividends on your Shares representing the amount being redeemed by check until such time as the check is presented to PNC Bank.
Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     AUTOMATIC WITHDRAWAL. Automatic withdrawal permits you to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. You can obtain an application for automatic withdrawal from the Distributor, your broker, or the transfer agent. Automatic withdrawal may be ended at any time by either you, the Company or the transfer agent. Shares for which certificates have been issued may not be redeemed through automatic withdrawal. Purchases of additional shares concurrently with withdrawals generally are undesirable.

     ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. However, if you bought your Shares by check, the Company will wait for your check to clear (up to 15 days) before it accepts your redemption request. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds.

     The Company does not impose a charge when Shares are redeemed, except as described below. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

     If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a fund is obligated to redeem its Shares solely in cash up to the lessor of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a fund.

DIVIDENDS AND DISTRIBUTIONS

     The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the fund to the fund's shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Class unless a shareholder elects otherwise.

     The net investment income (not including any net short-term capital gains) earned by the fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of the close of trading of the NYSE. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

     Distributions from the Money Market Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

     The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

     Bedford Shares of the Money Market Portfolio are sold without a sales load on a continuous basis by PFPC Distributors, Inc., whose principal business address is at 3200 Horizon Drive, King of Prussia, PA 19406.

     The Board of Directors of the Company approved and adopted the Distribution Agreement and Plan of Distribution for the Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Class a distribution fee, which is accrued daily and paid monthly, of up to .65% on an annualized basis of the average daily net assets of the Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of .65% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Under  the  Distribution  Agreement  and  the  Plan,  the  Distributor  may
reallocate an amount up to the full fee that it receives to financial institutions, including broker/dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Class serviced by such financial institutions. The Distributor may also reimburse broker/dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker/dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Class as well as for related direct mail, advertising and promotional expenses.

     The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

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

BEDFORD SHARES
MONEY MARKET PORTFOLIO

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

DECEMBER 18, 2001
AS REVISED SEPTEMBER 20, 2002

FOR MORE INFORMATION:

     This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free, upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

     These reports contain additional information about the fund's investments, describe the fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies for the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     A Statement of Additional Information, dated December 18, 2001 (SAI), has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Bedford Shares, may be obtained free of charge, along with the Bedford Shares annual and semi-annual reports, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally considered a part of this Prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

     Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

     Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE

Post Office Address:                Bedford Family
                                    c/o PFPC Inc.
                                    PO Box 8950
                                    Wilmington, DE 19899-8950

Street Address:                     Bedford Family
                                    c/o PFPC Inc.
                                    400 Bellevue Parkway
                                    Wilmington, DE 19809

SECURITIES AND EXCHANGE COMMISSION (SEC)

     You may also view information about The RBB Fund, Inc. and the funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

                    INVESTMENT COMPANY ACT FILE NO. 811-05518

CUSTOMER CARE
For questions regarding your ShareBuilder account please call 1-866-SHRBLDR (1-866-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

WRITTEN CORRESPONDENCE
Post Office Address: ShareBuilder -  Bedford  Shares of
                     The RBB Money Market Portfolio
                     c/o Sharebuilder Securities Corporation
                     PO Box 1728
                     Bellevue, WA 98009

Street Address:      ShareBuilder - Bedford Shares of The RBB Money Market
                     Portfolio
                     c/o Sharebuilder Securities Corporation
                     1000 - 124th Avenue Northeast
                     Bellevue, WA 98005

INVESTMENT COMPANY ACT FILE NO. 811-05518